NO. 95-4181-G

AMERICAN INDUSTRIAL PROPERTIES         IN THE DISTRICT COURT OF
REIT,

          Plaintiff

V.                                     DALLAS COUNTY, T E X A S

THE MANUFACTURERS LIFE
INSURANCE COMPANY, FIDELITY
MANAGEMENT & RESEARCH
CORPORATION, FIDELITY GALILEO
FUND, L.P., BELMONT CAPITAL
PARTNERS II, L.P., FIDELITY
PURITAN TRUST, AND FIDELITY
MANAGEMENT TRUST CO.,

          Defendant                    134TH  JUDICIAL DISTRICT


                     AGREED FINAL JUDGMENT


      ON THIS DAY came on for consideration the Agreed Motion  to

(i)  Non-Suit Claims of The Manufacturers Life Insurance  Company

and  The  Manufacturers Life Insurance Company  (U.S.A.)  Without

Prejudice  and  (ii)  Enter Take Nothing Judgment  as  to  Claims

Asserted  by  American Industrial Properties REIT  filed  by  The

Manufacturers  Life  Insurance Company,  The  Manufacturers  Life

Insurance Company (U.S.A.), American Industrial Properties  REIT,

Fidelity  Management & Research Company, Fidelity  Galileo  Fund,

L.P.,  Belmont Capital Partners II, L.P., Fidelity Puritan Trust,

and  Fidelity Management Trust Co., and it appearing to the Court that  the  parties  have reached an agreement that  provides  for entry  of  a  judgment dismissing the claims of The Manufacturers

Life  Insurance  Company  and  The Manufacturers  Life  Insurance

Company  (U.S.A.) without prejudice to refiling  and  awarding  a take nothing judgment as to all other claims and causes of action asserted.  It is therefore



     ORDERED that all claims and causes of action asserted by The

Manufacturers  Life Insurance Company and The Manufacturers  Life

Insurance  Company  (U.S.A.) have been non-suited  and  dismissed without prejudice to The Manufacturers Life Insurance Company and

The  Manufacturers Life Insurance Company (U.S.A.) refiling same;

it is further

      ORDERED that Plaintiff, American Industrial Properties REIT take nothing with regard to all claims asserted by it against The

Manufacturers  Life  Insurance Company,  The  Manufacturers  Life

Insurance  Company  (U.S.A.),  Fidelity  Management  &   Research

Company,  Fidelity Galileo Fund, L.P., Belmont  Capital  Partners

II,  L.P., Fidelity Puritan Trust, and Fidelity Management  Trust

Co.; it is further

       ORDERED  that  Counterplaintiffs  Fidelity  Management   &

Research  Company, Fidelity Galileo Fund, L.P.,  Belmont  Capital

Partners   II,   L.P.,  Fidelity  Puritan  Trust,  and   Fidelity

Management  Trust  Co.  take nothing with regard  to  all  claims asserted by them against American Industrial Properties REIT;  it is further

      ORDERED  that costs of Court shall be borne  by  the  party having incurred same; it is further

     ORDERED that this Judgment disposes of all claims and causes of  action  asserted by the parties in this case which  have  not been  non-suited and dismissed.  All relief sought  herein  which has  not  been non-suited and which is not expressly  granted  is

DENIED.

     SIGNED this ____ day of ______________________, 1996.




                                   Presiding Judge

AGREED AS TO FORM AND
SUBSTANCE:

WARE, SNOW, FOGEL, JACKSON & GREENE, P.C.



By:/s/ Phil F. Snow
     Phil F. Snow
     State Bar No. 18812600
     Don Fogel
     State Bar No. 07201900
     J. Edward Cole
     State Bar No. 04538400
     Texaco Heritage Plaza
     1111 Bagby, Suite 4900
     Houston, Texas  77002
     (713) 659-6400--Telephone
     (713) 659-6262--Facsimile

ATTORNEYS FOR DEFENDANTS THE MANUFACTURERS
LIFE INSURANCE COMPANY AND THE MANUFACTURERS
LIFE INSURANCE COMPANY (U.S.A.)

LIDDELL, SAPP, ZIVLEY, HILL & LABOON, L.L.P.



By:/s/ Craig L. Weinstock
     Craig L. Weinstock
     State Bar No. 21097300
     Mark C. Taylor
     State Bar No. 19713225
     Roger B. Cowie
     State Bar No. 00783886
     2200 Ross Ave., Suite 900
     Dallas, TX  75201
     (214) 220-4800
     (214) 220-4899 (Fax)

ATTORNEYS FOR AMERICAN INDUSTRIAL PROPERTIES REIT


GOODWIN, PROCTER & HOAR L.L.P.



By:/s/ Kenneth A. Cohen
     Kenneth A. Cohen
     R. Todd Cronan
     Mary M. Diggins
     Exchange Place
     Boston, MA  02109-2881
     (617) 570-1000
     (617) 523-1231 (Fax)

ATTORNEYS FOR FIDELITY MANAGEMENT & RESEARCH COMPANY, FIDELITY
PURITAN TRUST, FIDELITY MANAGEMENT TRUST CO., FIDELITY GALILEO
FUND, L.P., BELMONT CAPITAL PARTNERS II, L.P.